SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 15, 2006

Date of Report (Date of earliest event reported)
ASIA PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30013	98-0204780

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
800 5th Avenue, Suite 4100
Seattle, Washington 98104

(Address of principal executive offices, including zip code)
(206) 447-1379

(Registrant’s telephone number, including area code)
not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     As used in this report, “we”, “us”, “our”, and the “Company” refer to Asia Payment Systems, Inc., a Nevada corporation.
     Effective on June 15, 2006, Ms. Edith Ho resigned her position as the chief financial officer of the Company. The Board of Directors accepted her resignation as of June 15, 2006.
     Effective as of July 1, 2006, the Company appointed Bernard K. Chan to serve as the chief financial officer and executive vice president of the Company and entered into a three year employment agreement with him. Pursuant to the employment contract:
(i)	Mr. Chan will receive 250,000 stock options per year exercisable at $0.23 per share, which was the market price as of the date of execution of the contract. The options vest at the rate of 62,500 shares per calendar quarter at the end of each quarter; and

(ii)	The term of the contract is three (3) years commencing on July 1, 2006 and is cancelable by either party after one year upon three (3) months notice.
     Mr. Chan, aged 42, served as the chief financial officer of China World Trade Corporation (OTCBB: CWTD.OB) from April 2004 until February 28, 2006. He oversaw their M&A and financial projects. Mr. Chan has over 15 years of experience in the areas of financial advisory, direct private investments and corporate finance. From 2001 to 2004, he was a managing partner of a Hong Kong corporate finance firm concentrating on providing advisory services for U.S. listings and capital raising. Prior to that, from 1990 to 2000, Mr. Chan was a member of senior management for several listed companies in Hong Kong and the largest private landowner in Hawaii, focusing on direct investments and assets management. He is also a registered investment advisor in Hong Kong. Mr. Chan earned his Master of Business Administration Degree in International Management and Investment Finance, Master of Science Degree in Applied Econometrics, and Bachelor of Business Administration Degree in Investment Finance, all from the University of Hawaii.
     During the past two years, Mr. Chan has not been a party to any transaction with us in which he had or is to have a direct or indirect interest (otherwise than pursuant to his employment agreement).

Item 9.01	Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.
Not applicable.

(b)	Pro Forma Financial Statements.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits.

Exhibit
Number	Description
99.1	Employment Contract dated June 12, 2006 between Asia Payment Systems, Inc. and Bernard K. Chan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA PAYMENT SYSTEMS, INC. (Registrant)

Date: July 18, 2006	By:	/s/ CHARLIE RODRIGUEZ
Charlie Rodriguez, Secretary and Director

Exhibit Index

Exhibit
Number	Description
99.1	Employment Contract dated June 12, 2006 between Asia Payment Systems, Inc. and Bernard K. Chan

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